Supplement dated June 28, 2011
to the

PineBridge Mutual Funds

Prospectus dated March 30, 2011 and
Statement of Additional Information dated March 30, 2011,
as supplemented April 19, 2011

PineBridge Investments LLC (the “Adviser”), the investment adviser to the PineBridge US Focus Equity Fund (the “Fund”), has recommended that, in light of the Fund’s size and limited prospects for future growth, the Fund be liquidated.  Accordingly, the Fund’s Board of Trustees has adopted a plan of liquidation and termination for the Fund.  Please note that the Fund will liquidate and terminate as of the close of business (4:00 p.m. Eastern Time) on September 30, 2011.  You are welcome, however, to either (1) redeem your shares or (2) exchange your shares with another PineBridge Fund, before that date.

After August 1, 2011, in anticipation of the liquidation, shareholders will not be permitted to purchase additional Fund shares, except that the Fund will continue to accept purchases pursuant to retirement plans or automatic investment plans, and purchases made through reinvestment of dividends and other distributions, if any, through the close of business (4:00 p.m. Eastern Time) on September 29, 2011.  Prior to September 30, 2011, the Adviser will begin an orderly transition of the portfolio to cash and cash equivalents and the Fund will thereafter no longer be pursuing its investment objective.  Shareholders of the Fund may redeem or exchange their investments as described in the Fund’s Prospectus.  Fund shares not redeemed or exchanged by the close of business (4:00 p.m. Eastern Time) September 30, 2011, will automatically be redeemed and net cash proceeds will be sent to the address of record.

The distribution of the liquidation proceeds will be a taxable event for shareholders who hold their Fund shares in a taxable account, with the result that each of them will recognize a taxable gain or loss for federal, and possibly state and local income tax purposes, depending on the shareholder’s adjusted basis in his or her shares.

If shares are held in a qualified retirement account such as an individual retirement account (an “IRA”), the distribution of the liquidation proceeds should not be subject to current income taxation. If you hold your shares in an IRA that will be closed or terminated as a result of the Fund’s liquidation and resulting redemption of your shares and you intend to “roll over” that IRA into another IRA, you have 60 days from the date you receive your liquidation proceeds to complete the rollover to avoid being taxed on the distribution and maintain the tax-deferred status of the investment (but only if you roll over the entire proceeds).  You must notify the Fund’s transfer agent at 1-800-426-9157 prior to September 23, 2011, of your intent to rollover to avoid the withholding of tax from your liquidation proceeds.

You should consult with your tax advisor on the consequences of the liquidation to you.  Checks will be issued to all shareholders of record as of the close of business on September 30, 2011.

Please contact the Fund at 1-800-426-9157 if you have any questions.

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Please retain this supplement for future reference.